                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(s)


1.       Cardinal Investment Company, Inc. Profit Sharing Plan



       ITEM                                       INFORMATION
-------------------              -----------------------------------------------
Name:                            Cardinal Investment Company, Inc. Profit Sharing Plan

Address:                         500 Crescent Court, Suite 250, Dallas, Texas 75201

Designated Filer:                CPMG, Inc.

Date of Event Requiring          August 21, 2006
Statement
(Month/Day/Year):

Issuer Name and Ticker or        Genitope Corporation [GTOP]
Trading Symbol:

Relationship of Reporting        10% Owner
Person(s) to Issuer:


If Amendment, Date               August 23, 2006
Original Filed
(Month/Day/Year):

Individual or Joint/Group        Form filed by More than One Reporting Person
Filing:

Signature:
                                 By:    /s/ Debbie Crady
                                        -----------------------
                                 Name:  Debbie Crady
                                 Title: Attorney-in-Fact
                                 Date:  May 25, 2007

2.       EDWARD W. ROSE III


       ITEM                                       INFORMATION
-------------------              -----------------------------------------------
Name:                            Edward W. Rose III

Address:                         500 Crescent Court, Suite 250, Dallas, Texas 75201

Designated Filer:                CPMG, Inc.

Date of Event Requiring          August 21, 2006
Statement
(Month/Day/Year):

Issuer Name and Ticker or        Genitope Corporation [GTOP]
Trading Symbol:

Relationship of Reporting        10% Owner
Person(s) to Issuer:


If Amendment, Date               August 23, 2006
Original Filed
(Month/Day/Year):

Individual or Joint/Group        Form filed by More than One Reporting Person
Filing:

Signature:
                                 By:    /s/ Debbie Crady
                                        -----------------------
                                 Name:  Debbie Crady
                                 Title: Attorney-in-Fact
                                 Date:  May 25, 2007